                                                                    EXHIBIT 99.2

(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[325,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-14HE


                             (THE WINTER GROUP LOGO)



                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
      SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                  JULY 19, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                             $166,530,090
Aggregate Original Principal Balance                                $166,823,357
Number of Mortgage Loans                                                     935

                                                   MINIMUM          MAXIMUM         AVERAGE(1)
                                                 ------------     ------------     ------------
Original Principal Balance                       $     12,000     $  1,000,000     $    178,421
Outstanding Principal Balance                    $     11,669     $  1,000,000     $    178,107

                                                   MINIMUM          MAXIMUM      WEIGHTED AVERAGE(2)
                                                 ------------     ------------   -------------------
Original Term (mos)                                        60              360              349
Stated Remaining Term (mos)                                55              358              345
Loan Age (mos)                                              2               11                4
Current Interest Rate                                   4.625%          11.450%           7.031%
Initial Interest Rate Cap                               3.000%           6.000%           4.983%
Periodic Rate Cap                                       1.000%           2.000%           1.076%
Gross Margin                                            2.250%           5.500%           2.794%
Maximum Mortgage Rate                                   9.625%          14.750%          11.502%
Minimum Mortgage Rate                                   2.250%           7.375%           2.939%
Months to Roll                                             55               82               58
Original Loan-to-Value                                   7.74%          100.00%           76.57%
Credit Score (3)                                          513              811              658

                                                   EARLIEST          LATEST
                                                 ------------     ------------
Maturity Date                                      04/01/2010       07/01/2035

                             PERCENT OF                                     PERCENT OF
LIEN POSITION               MORTGAGE POOL   YEAR OF ORIGINATION           MORTGAGE POOL
                            -------------                                 -------------

1st Lien                         100.00%    2004                              15.70%
                                            2005                              84.30
OCCUPANCY
Primary                          100.00%    LOAN PURPOSE
Second Home                        0.00     Purchase                          47.64%
Investment                         0.00     Refinance - Rate Term              6.68
                                            Refinance - Cashout               45.68

LOAN TYPE
Fixed Rate                        79.62%    PROPERTY TYPE
ARM                               20.38     Single Family Residence           69.47%
                                            Two-to-Four Family                17.50
AMORTIZATION TYPE                           Planned Unit Development           7.50
Fully Amortizing                  59.82%    Condominium                        4.55
Interest-Only                     40.18     Townhouse                          0.96
Balloon                            0.00     Manufactured Home                  0.13
                                            Cooperative                        0.08

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                 AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                     NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF             MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
MORTGAGE RATES        LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV        DOC          IO
------------------   --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
5.000% or less              1   $    500,000       0.30%      4.625%        739   $500,000        66.67%     100.00%     100.00%
5.001% to 5.500%            2        675,743       0.41       5.427         716    337,872        76.96       73.07        0.00
5.501% to 6.000%           66     16,784,368      10.08       5.944         692    254,309        75.61       55.23       62.94
6.001% to 6.500%          158     42,524,614      25.54       6.336         676    269,143        73.98       39.61       45.15
6.501% to 7.000%          143     32,780,142      19.68       6.800         672    229,232        76.56       28.61       48.68
7.001% to 7.500%          175     29,912,167      17.96       7.345         647    170,927        78.21       37.42       43.08
7.501% to 8.000%          179     22,896,547      13.75       7.783         632    127,914        78.98       38.52       24.30
8.001% to 8.500%          112     12,712,454       7.63       8.293         625    113,504        79.34       35.29       14.24
8.501% to 9.000%           68      6,063,702       3.64       8.777         609     89,172        77.19       38.07        7.14
9.001% to 9.500%           17      1,088,883       0.65       9.235         586     64,052        71.41       47.35        0.00
9.501% to 10.000%           6        249,853       0.15       9.734         568     41,642        74.53      100.00        0.00
10.001% to 10.500%          2        110,203       0.07      10.182         583     55,102        55.14       75.63        0.00
10.501% to 11.000%          2         98,408       0.06      10.764         551     49,204        72.84      100.00        0.00
11.001% to 11.500%          4        133,005       0.08      11.233         580     33,251        56.69       81.25        0.00
TOTAL:                    935   $166,530,090     100.00%      7.031%        658   $178,107        76.57%      38.64%      40.18%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 11.450% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.031% per annum.

REMAINING MONTHS TO STATED MATURITY

                                 AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
RANGE OF             NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
REMAINING MONTHS     MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
TO STATED MATURITY    LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV        DOC          IO
------------------   --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
49 to 60                    1   $     11,669       0.01%      7.600%        619   $ 11,669       7.74%       0.00%       0.00%
109 to 120                  5        138,648       0.08       8.692         581     27,730      60.79      100.00        0.00
169 to 180                 90      7,206,362       4.33       7.327         610     80,071      71.93       50.76        0.00
229 to 240                 51      3,559,940       2.14       7.571         591     69,803      72.73       75.85        0.00
289 to 300                  1        190,738       0.11       7.850         554    190,738      80.00      100.00        0.00
349 to 360                787    155,422,732      93.33       7.002         662    197,488      76.89       37.10       43.05
TOTAL:                    935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 55 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 345 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                 NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
ORIGINAL MORTGAGE LOAN   MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
PRINCIPAL BALANCES        LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
----------------------   --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
$1 to $50,000                 140   $  5,225,722       3.14%      8.384%        580   $ 37,327      68.16%      87.73%       0.48%
$50,001 to $100,000           243     17,985,348      10.80       7.616         601     74,014      76.19       71.77        4.53
$100,001 to $150,000          143     17,669,447      10.61       7.154         640    123,563      79.10       51.14       20.08
$150,001 to $200,000          104     18,052,237      10.84       6.968         660    173,579      79.33       42.84       38.99
$200,001 to $250,000           72     16,293,678       9.78       7.095         655    226,301      77.60       33.41       45.77
$250,001 to $300,000           60     16,623,007       9.98       6.867         676    277,050      74.58       21.25       49.67
$300,001 to $350,000           52     17,023,973      10.22       6.922         671    327,384      78.71       18.79       57.67
$350,001 to $400,000           40     15,079,090       9.05       6.804         676    376,977      76.21       27.41       44.94
$400,001 to $450,000           28     11,939,508       7.17       6.973         676    426,411      79.24       24.54       49.66
$450,001 to $500,000           22     10,538,606       6.33       6.697         691    479,028      79.18       45.61       54.15
$500,001 to $550,000            9      4,657,059       2.80       6.935         679    517,451      79.20       33.26       77.69
$550,001 to $600,000            8      4,555,180       2.74       6.902         670    569,397      74.26       25.45       37.28
$600,001 to $650,000            6      3,814,900       2.29       6.336         685    635,817      72.35       16.43       49.67
$650,001 to $700,000            1        685,000       0.41       6.750         712    685,000      42.81        0.00      100.00
$700,001 to $750,000            2      1,463,767       0.88       6.988         677    731,883      70.50       48.85       48.85
$950,001 to $1,000,000          5      4,923,568       2.96       6.302         689    984,714      62.14       40.49       59.51
TOTAL:                        935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $11,669 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $178,107.

PRODUCT TYPES

                                 AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                     NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                     MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
PRODUCT TYPES         LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
------------------   --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
5 Year Fixed Loans          1   $     11,669       0.01%      7.600%        619   $ 11,669       7.74%       0.00%       0.00%
10 Year Fixed Loans         5        138,648       8.00%      8.692         581     27,730      60.79      100.00        0.00
15 Year Fixed Loans        90      7,206,362     433.00%      7.327         610     80,071      71.93       50.76        0.00
20 Year Fixed Loans        51      3,559,940     214.00%      7.571         591     69,803      72.73       75.85        0.00
25 Year Fixed Loans         1        190,738      11.00%      7.850         554    190,738      80.00      100.00        0.00
30 Year Fixed Loans       654    121,477,148    7295.00%      7.160         657    185,745      76.59       39.26       31.12
5/25 LIBOR Loans          132     33,445,584    2008.00%      6.464         683    253,376      78.14       28.33       85.55
7/23 LIBOR ARM              1        500,000      30.00%      4.625         739    500,000      66.67      100.00      100.00
TOTAL:                    935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%

AMORTIZATION TYPE

                                     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                         NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
AMORTIZATION TYPE         LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
-----------------------  --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
Fully Amortizing              701   $ 99,617,366      59.82%      7.197%        642   $142,108      76.21%      45.19%       0.00%
60 Month Interest-Only         28      7,883,756       4.73       6.662         704    281,563      77.30       23.11      100.00
120 Month Interest-Only       206     59,028,968      35.45       6.799         680    286,548      77.09       29.66      100.00
TOTAL:                        935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                   AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                       MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
GEOGRAPHIC LOCATION      LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
-------------------    --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
Alabama                       5   $    619,749       0.37%      8.248%        617   $123,950      75.03%      18.22%       0.00%
Alaska                        1        183,200       0.11       7.350         639    183,200      80.00        0.00        0.00
Arizona                      57     11,220,090       6.74       6.363         675    196,844      78.50       37.31       83.36
Arkansas                      3        119,069       0.07       8.627         635     39,690      79.29       33.59        0.00
California                   74     26,199,875      15.73       6.576         676    354,052      74.15       44.95       48.37
Colorado                      8      1,911,351       1.15       6.574         663    238,919      77.22       28.77       60.06
Connecticut                   9      2,678,756       1.61       6.873         684    297,640      71.77       23.89       52.04
Delaware                      1         29,917       0.02       8.500         626     29,917      11.41      100.00        0.00
District of Columbia          3        614,320       0.37       7.534         706    204,773      80.00       34.51       34.51
Florida                      56      9,549,241       5.73       6.978         669    170,522      76.84       36.49       40.06
Georgia                      15      2,597,822       1.56       6.821         676    173,188      80.68       22.79       55.28
Illinois                     16      2,378,100       1.43       7.151         623    148,631      79.75       41.38       44.98
Indiana                       9        464,043       0.28       7.970         594     51,560      74.83      100.00        0.00
Iowa                          1         42,965       0.03       7.050         573     42,965      68.80      100.00        0.00
Kansas                        3        280,054       0.17       7.398         667     93,351      79.50       45.72        0.00
Kentucky                     19      1,393,183       0.84       7.660         603     73,325      85.93      100.00        0.00
Louisiana                     5        607,156       0.36       6.535         691    121,431      77.86       76.94       72.07
Maryland                     29      6,906,525       4.15       6.907         663    238,156      77.21       44.14       35.41
Massachusetts                20      5,523,677       3.32       7.807         676    276,184      78.68       10.79       17.21
Michigan                     12      1,344,036       0.81       7.222         632    112,003      82.82       88.99       30.36
Minnesota                     4        654,800       0.39       6.373         686    163,700      80.00       49.24       83.14
Missouri                     18      1,769,110       1.06       6.903         611     98,284      72.72       57.13        9.81
Nevada                       15      3,072,931       1.85       6.784         641    204,862      70.66       62.55       43.82
New Hampshire                 4        988,570       0.59       6.614         690    247,143      77.88       41.74       21.51
New Jersey                   42     10,330,513       6.20       7.064         681    245,965      76.39       21.04       29.36
New Mexico                    2        131,744       0.08       7.191         579     65,872      87.40      100.00        0.00
New York                     73     26,711,785      16.04       7.026         674    365,915      76.35       11.23       58.35
North Carolina               33      3,220,361       1.93       7.753         608     97,587      78.59       68.58        4.35
Ohio                         29      2,372,568       1.42       7.683         591     81,813      75.80       73.51        0.00
Oklahoma                     43      2,935,253       1.76       7.636         593     68,262      75.81       87.76        0.00
Oregon                        9      1,774,082       1.07       6.575         692    197,120      77.27       32.30       51.68
Pennsylvania                 33      2,881,786       1.73       7.642         614     87,327      71.85       60.60        9.44
Rhode Island                  5      1,150,482       0.69       8.135         672    230,096      80.00        0.00        0.00
South Carolina               13      1,500,248       0.90       7.752         618    115,404      84.53       69.81        0.00
Tennessee                    19      1,419,341       0.85       7.810         589     74,702      77.59       87.53        0.00
Texas                       185     17,507,553      10.51       7.404         616     94,635      75.75       57.74        5.27
Utah                          4        694,052       0.42       6.827         639    173,513      77.10       41.56       58.44
Vermont                       2        429,494       0.26       7.813         702    214,747      80.00        0.00        0.00
Virginia                     41      9,628,177       5.78       7.065         676    234,834      78.25       21.20       71.09
Washington                   10      1,951,405       1.17       6.804         649    195,140      81.27       78.85       39.69
West Virginia                 5        742,703       0.45       7.283         619    148,541      79.39       42.91       52.38
TOTAL:                      935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%

No more than approximately 1.18% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                  AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                      NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL     MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
LOAN-TO-VALUE RATIOS   LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
--------------------  --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
50.00% or less              58   $  6,332,379       3.80%      6.988%        652   $109,179      41.09%      27.80%      36.35%
50.01% to 55.00%            14      1,573,257       0.94       6.933         648    112,375      52.67       34.97        0.00
55.01% to 60.00%            24      3,763,395       2.26       6.828         632    156,808      57.89       53.41       14.35
60.01% to 65.00%            40      6,875,260       4.13       6.742         645    171,882      63.39       47.14       32.00
65.01% to 70.00%            77     13,743,131       8.25       6.738         649    178,482      69.09       41.54       32.83
70.01% to 75.00%            69     13,424,630       8.06       6.886         653    194,560      73.69       31.98       33.69
75.01% to 80.00%           480     98,584,745      59.20       7.054         670    205,385      79.77       32.03       50.97
80.01% to 85.00%            78      9,971,131       5.99       7.233         623    127,835      83.48       67.15       10.63
85.01% to 90.00%            68      8,561,455       5.14       7.467         615    125,904      89.63       72.00        3.87
90.01% to 95.00%            22      3,074,144       1.85       7.222         658    139,734      94.21       56.18       38.97
95.01% to 100.00%            5        626,563       0.38       7.818         657    125,313     100.00      100.00        0.00
TOTAL:                     935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 7.74% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 76.57%.

MORTGAGE INSURANCE

                                    AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
MORTGAGE INSURANCE        LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
------------------      --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
No Mortgage Insurance        909   $161,341,439      96.88%      7.041%        657   $177,493      76.35%      39.02%      39.30%
Mortgage Insurance            26      5,188,651       3.12       6.692         688    199,563      83.45       26.87       67.58
TOTAL:                       935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%

LOAN PURPOSE

                                    AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
LOAN PURPOSE              LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
------------------      --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
Purchase                     346   $ 79,336,231      47.64%      7.032%        681   $229,295      78.65%      22.78%      56.05%
Refinance - Cashout          521     76,065,476      45.68       7.060         636    145,999      74.85       52.23       26.87
Refinance - Rate Term         68     11,128,383       6.68       6.818         651    163,653      73.49       58.85       18.04
TOTAL:                       935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%

PROPERTY TYPE

                                       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                           NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                           MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
PROPERTY TYPE                LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
------------------         --------   ------------  ----------   --------    --------  -----------   --------    --------    -------
Single Family Residence         724   $115,687,120      69.47%      7.006%        652   $159,789      76.70%      41.98%      38.68%
Two-to-Four Family               90     29,147,821      17.50       7.316         679    323,865      76.73        9.91       47.14
Planned Unit Development         65     12,163,140       7.30       6.739         657    187,125      73.40       70.72       31.42
Condominium                      45      7,584,090       4.55       6.908         676    168,535      77.97       37.45       45.12
Townhouse                         6      1,597,632       0.96       6.377         693    266,272      80.00       77.36       73.96
Manufactured Housing              4        223,206       0.13       7.668         641     55,802      78.57      100.00        0.00
Cooperative                       1        127,080       0.08       6.750         709    127,080      95.00        0.00        0.00
TOTAL:                          935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%

DOCUMENTATION

                                    AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
DOCUMENTATION             LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
------------------      --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
Full Documentation           502   $ 64,350,382      38.64%      6.966%        635   $128,188      77.30%     100.00%      30.04%
Reduced Documentation        212     46,522,467      27.94       7.016         661    219,446      76.25        0.00       36.00
Stated Documentation          75     20,339,622      12.21       7.190         674    271,195      75.23        0.00       52.46
No Ratio                      66     19,559,073      11.75       7.023         676    296,350      77.29        0.00       61.05
No Income/No Asset            80     15,758,545       9.46       7.142         704    196,982      75.40        0.00       52.19
TOTAL:                       935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%

OCCUPANCY

                                    AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                        MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OCCUPANCY                 LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
------------------      --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
Primary                      935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%
TOTAL:                       935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                    AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOAN           MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
AGE (MONTHS)              LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV        DOC          IO
------------------      --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
2                            115   $ 29,522,527      17.73%      6.948%        676   $256,718      76.11%      24.46%      57.83%
3                            314     79,496,611      47.74       6.878         681    253,174      77.45       23.70       56.16
4                             87     14,649,653       8.80       7.009         662    168,387      74.80       47.59       29.39
5                             58      6,232,353       3.74       7.483         609    107,454      71.24       65.96        8.38
6                             66      5,927,627       3.56       7.645         603     89,813      77.16       66.94        6.21
7                             52      4,662,193       2.80       7.477         604     89,658      78.77       80.32        0.00
8                             80      7,257,522       4.36       7.184         606     90,719      76.28       75.37        0.00
9                             85      9,964,179       5.98       7.284         597    117,226      77.32       72.15        0.00
10                            76      8,650,624       5.19       7.349         601    113,824      74.59       77.11        0.00
11                             2        166,803       0.10       6.690         584     83,402      81.93      100.00        0.00
TOTAL:                       935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                    AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
ORIGINAL PREPAYMENT     MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
PENALTY TERM              LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
------------------      --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
None                         528   $ 91,969,622      55.23%      7.169%        657   $174,185      75.98%      33.47%      37.20%
6 Months                       2        317,300       0.19       6.318         692    158,650      75.75       57.58       57.58
12 Months                     29     10,306,342       6.19       6.831         679    355,391      78.13       10.17       60.57
24 Months                     58     11,047,152       6.63       6.982         668    190,468      77.68       29.04       49.11
26 Months                      1         35,928       0.02       8.050         534     35,928      80.00      100.00        0.00
30 Months                      2        345,430       0.21       7.299         581    172,715      85.00      100.00        0.00
36 Months                    302     50,251,459      30.18       6.857         653    166,396      76.85       54.48       38.33
60 Months                     13      2,256,858       1.36       6.466         692    173,604      80.84       60.47       70.46
TOTAL:                       935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                                    AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF                MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
CREDIT SCORES             LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
------------------      --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
Not Available                  1   $     70,942       0.04%      7.000%          0   $ 70,942      78.89%       0.00%       0.00%
513 to 525                     3        593,907       0.36       8.759         516    197,969      77.28       28.78        0.00
526 to 550                    45      2,908,137       1.75       8.374         544     64,625      71.99       82.78        0.00
551 to 575                   126     10,304,775       6.19       7.932         563     81,784      75.26       82.86        0.00
576 to 600                   148     13,394,674       8.04       7.460         588     90,505      75.23       80.74        1.49
601 to 625                   183     25,046,008      15.04       7.021         616    136,863      76.80       49.22       32.44
626 to 650                    76     19,456,658      11.68       7.085         639    256,009      77.39       30.10       47.07
651 to 675                    96     24,971,322      15.00       7.010         663    260,118      78.11       25.52       38.80
676 to 700                   124     35,294,745      21.19       6.812         686    284,635      76.38       24.57       57.72
701 to 725                    68     16,795,665      10.09       6.881         716    246,995      75.57       21.46       57.98
726 to 750                    30      8,422,589       5.06       6.498         737    280,753      77.78       31.67       51.44
751 to 775                    22      5,947,301       3.57       6.479         766    270,332      78.52       24.75       54.35
776 to 800                    12      3,163,447       1.90       6.299         788    263,621      72.01       45.66       65.25
801 to 811                     1        159,920       0.10       7.250         811    159,920      80.00        0.00        0.00
TOTAL:                       935   $166,530,090     100.00%      7.031%        658   $178,107      76.57%      38.64%      40.18%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 513 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 658.

GROSS MARGINS
(EXCLUDES FIXED RATE LOANS)

                                    AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF                MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
GROSS MARGINS             LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
------------------      --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
2.001% to 2.500%               8   $  3,619,600      10.66%      5.946%        732   $452,450      74.49%      37.98%      93.15%
2.501% to 3.000%             117     28,208,108      83.10       6.490         676    241,095      78.32       28.81       86.11
3.001% to 3.500%               1        145,950       0.43       6.375         724    145,950      70.00      100.00      100.00
3.501% to 4.000%               5      1,288,966       3.80       6.093         754    257,793      80.00       25.49       75.17
5.001% to 5.500%               2        682,960       2.01       7.475         595    341,480      80.00        0.00       49.05
TOTAL:                       133   $ 33,945,584     100.00%      6.437%        683   $255,230      77.97%      29.39%      85.76%

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 5.500% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 2.794% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE LOANS)

                                    AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF MAXIMUM        MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
MORTGAGE RATES            LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
------------------      --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
10.500% or less                1   $    500,000       1.47%      4.625%        739   $500,000      66.67%     100.00%     100.00%
10.501% to 11.000%            42     10,541,337      31.05       5.992         711    250,984      78.74       53.29       92.15
11.001% to 11.500%            44     11,124,177      32.77       6.314         662    252,822      76.32       26.24       75.89
11.501% to 12.000%            24      5,980,820      17.62       6.710         678    249,201      78.77        6.35       83.65
12.001% to 12.500%            15      4,216,550      12.42       7.175         688    281,103      78.79        8.53      100.00
12.501% to 13.000%             3        692,300       2.04       7.817         677    230,767      86.39        0.00      100.00
13.001% to 13.500%             3        542,400       1.60       7.258         666    180,800      80.00       36.87      100.00
14.501% to 15.000%             1        348,000       1.03       8.750         513    348,000      80.00        0.00        0.00
TOTAL:                       133   $ 33,945,584     100.00%      6.437%        683   $255,230      77.97%      29.39%      85.76%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.625% per annum to 14.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 11.502% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE LOANS)

                                    AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
NEXT RATE               MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
ADJUSTMENT DATE           LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC          IO
------------------      --------   ------------  ----------   --------    --------  -----------   --------    --------    --------
April 2010                     3   $    522,400       1.54%      6.828%        712   $174,133      80.00%      34.46%     100.00%
May 2010                       6      1,602,350       4.72       6.687         672    267,058      76.18       36.17      100.00
June 2010                     97     24,200,184      71.29       6.435         681    249,486      78.24       26.10       84.83
July 2010                     26      7,120,650      20.98       6.485         688    273,871      78.12       33.71       83.65
July 2012                      1        500,000       1.47       4.625         739    500,000      66.67      100.00      100.00
TOTAL:                       133   $ 33,945,584     100.00%      6.437%        683   $255,230      77.97%      29.39%      85.76%